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                                                                      Exhibit 4
                               [MEMBERWORKS LOGO]

                            MEMBERWORKS INCORPORATED
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                              _____________
                                                                 SHARES

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT ______________________              CUSIP 586002 10 7

IS THE OWNER OF ______________________________


            FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                            MEMBERWORKS INCORPORATED

(Hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares of Common Stock represented hereby are subject to the laws of the State of Delaware and the Certificate of Incorporation and By-Laws of the Corporation, as now in effect or hereafter amended.

    This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

        Steven H. Levenherz                               Gary A. Johnson
                                      [SEAL]
        ASSISTANT SECRETARY                                   PRESIDENT

COUNTERSIGNED AND REGISTERED:
                       AMERICAN TRANSFER & TRUST COMPANY
                                (New York, N.Y.)                 TRANSFER AGENT
                                                                 AND REGISTRAR
BY

                                                           AUTHORIZED SIGNATURE
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   The following abbreviations, when used in the inscription on the face of this certificate, shall be continued as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT - _____ Custodian _____
                                                          (Cust)         (Minor)
TEN ENT - as tenants by entireties                 under Uniform Gifts to Minors

JT TEN - as joint tenants with right of                   Act ___________
         survivorship and not as tenants                        (State)
         in common

    Additional abbreviations may also be used through not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date_________________________

                           ____________________________________________________
                           NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings
                           Association participating in a Medallion program approved by the Securities Transfer Association, Inc.